UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008 (July 1, 2008)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On July 1, 2008, Gastar Exploration Ltd. (“Gastar”) announced that it has published a report titled, “Drilling Down Under: Exploring Southeastern Australia Coalbed Methane Opportunities”. This report can be found on Gastar’s website at www.gastar.com and is being furnished as Exhibit 99.2 to this Form 8-K. The report includes a macro-analysis of the coalbed methane industry in Australia in addition to an examination of Gastar’s specific opportunities in the region.

This press release is attached as Exhibit 99.1. Exhibit 99.1 and Exhibit 99.2 are being furnished solely pursuant to Item 7.01 of this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

99.1	Press release dated July 1, 2008.

99.2	Report titled: “Drilling Down Under: Exploring Southeastern Australia Coalbed Methane Opportunities”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: July 1, 2008	By:	/S/ J. RUSSELL PORTER
J. Russell Porter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated July 1, 2008.

99.2	Report titled: “Drilling Down Under: Exploring Southeastern Australia Coalbed Methane Opportunities”.